BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

(the “Fund”)

Supplement dated February 25, 2021 to the Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated April 29, 2020, as supplemented to date

On February 10, 2021, the Board of Trustees of Master Investment Portfolio (“MIP”) on behalf of Money Market Master Portfolio approved the appointment of BlackRock International Limited (“BIL”) as a sub-adviser of Money Market Master Portfolio, pursuant to a sub-advisory agreement between BIL and BlackRock Fund Advisors with respect to Money Market Master Portfolio. The addition of BIL as a sub-adviser of Money Market Master Portfolio is effective on February 26, 2021.

Effective on February 26, 2021, the following changes are made to the Fund’s Prospectus and SAI, as applicable:

The section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Cash Funds: Institutional—Investment Adviser” is deleted in its entirety and replaced with the following:

Money Market Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”). Money Market Master Portfolio’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BFA” refers also to the Sub-Adviser.

The third and fourth paragraphs of the section of the Prospectus entitled “Management of the Funds—Investment Adviser” are deleted in their entirety and replaced with the following:

BFA is located at 400 Howard Street, San Francisco, California 94105. BFA is an indirect wholly-owned subsidiary of BlackRock. BlackRock International Limited (the “Sub-Adviser”), a registered investment adviser organized in 1995, is an affiliate of BFA and acts as a sub-adviser for Money Market Master Portfolio. As of December 31, 2020, BFA and its affiliates had approximately $8.676 trillion in investment company and other portfolio assets under management.

BFA has entered into a sub-advisory agreement with the Sub-Adviser. Under the sub-advisory agreement, BFA pays the Sub-Adviser for services it provides for that portion of Money Market Master Portfolio for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the investment advisory agreement with respect to Money Market Master Portfolio.

A discussion regarding the basis for MIP’s Board of Trustees’ approval of the investment advisory agreement with BFA is available in the Funds’ semi-annual report for the fiscal period ended June 30, 2019. A discussion of the basis for MIP’s Board of Trustees’ approval of the sub-advisory agreement with the Sub-Adviser with respect to Money Market Master Portfolio will be included in the Funds’ semi-annual shareholder report for the fiscal period ending June 30, 2021.

The following is added to the section of the Prospectus entitled “For More Information—Funds and Service Providers” immediately after “Manager”:

SUB-ADVISER

For BlackRock Cash Funds: Institutional

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8JB

United Kingdom

The following is added as a new paragraph at the end of the section of the SAI entitled “Investment Adviser and Other Service Providers—Management Agreement”:

BFA has entered into a sub-advisory agreement with BlackRock International Limited (“BIL” or the “Sub-Adviser”), pursuant to which BFA pays the Sub-Adviser for providing services to BFA with respect to that portion of Money Market Master Portfolio for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BFA under the investment advisory agreement with respect to Money Market Master Portfolio.

Shareholders should retain this Supplement for future reference.

PRSAI-CFA-0221SUP

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